                          VANGUARD EXPLORER FUND, INC.

                             PROSPECTUS SUPPLEMENT

                                JANUARY 10, 1996

The Board of Directors of Vanguard Explorer Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Granahan Investment Management, Inc. ("Granahan"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to Granahan.

         Under the terms of the new agreement, the Fund will pay Granahan a basic advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate that is based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                 NET ASSETS                                             ANNUAL BASIC FEE RATE
                 ----------------------------------------------------------------------------
                 First $500 million                                             0.30%

                 Next $250 million                                              0.20

                 Next $250 million                                              0.15

                 Over $1 billion                                                0.10

         Both the current and revised agreements provide that the basic fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Fund relative to the investment record of the Russell 2000 Small Stock Index.

         This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated February 28, 1990, and will go into effect on or about May 15, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.